Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 19, 1997, in Amendment No. 2 to the Registration Statement (Form S-3 No. 333-43913) and related Prospectus of Lawyers Title Corporation for the Registration of 1,750,000 shares of its common stock.



                                    /s/ ERNST & YOUNG LLP
                                    Ernst & Young LLP



Richmond, Virginia
February 20, 1998